UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) July 7, 2000
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                           GENERAL BEARING CORPORATION
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                  (Exact name of registrant as specified in its charter)



Delaware                         0-22053                          13-2796245
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(State or Other                 (Commission)                (I.R.S. Employer
Jurisdiction of                 File Number)                  Identification
Incorporation)                                                          No.)


                    44 High Street, West Nyack, New York               10994
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                  (Address of Principal Executive Offices)        (Zip Code)


Registrant's telephone number, including area code (914) 358-6000
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         (Former name or former address, if changed since last report.)




NYC55/13111.1


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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 2. Acquisition or Disposition of Assets.

         On July 7, 2000 the Registrant acquired World Machinery Company ("World") by agreement and plan of merger. World, a closely held company, was formerly principally owned by members of the Registrant's board of directors and senior management and was formerly General Bearing's majority shareholder owning 74.8% of the Registrant's outstanding common stock. Under the terms of the agreement and plan of merger, each share of World common stock issued and outstanding was converted into 1,025.4735 shares of duly authorized, validly issued and non-assessable shares of the Registrant's common stock. World is now a wholly-owned subsidiary of the Registrant.

Item 7. Financial Statements and Exhibits

         Financial statements are not currently available and will be filed via amendment as soon as practicable, but not later than 60 days from July 7, 2000.

EXHIBIT NO.                DESCRIPTION OF EXHIBIT
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No.      2.1               Agreement and Plan of Merger

No.      4.1               Registration Rights Agreement


                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934,as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GENERAL BEARING CORPORATION


Date: July  24, 2000             By:      /s/ David L. Gussack
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                                              David L. Gussack
                                              President




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